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                        EFFECTIVE AUGUST 23RD, 2004

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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                               AUGUST 20, 2004

                                CENVEO, INC.
           (Exact Name of Registrant as Specified in its Charter)

                                  COLORADO
               (State or Other Jurisdiction of Incorporation)

                 1-12551                               84-1250533
         (Commission File Number)         (IRS Employer Identification Number)

                8310 S. VALLEY HWY. #400, ENGLEWOOD, CO 80112
             (Address of principal executive offices) (Zip Code)

                                303-790-8023
            (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02         ELECTION OF DIRECTORS.

On August 20, 2004, the Company announced the appointment of Paul Kocourek to its Board of Directors. Mr. Kocourek's Board Committee assignments have not been determined at this time. Please see the copy of the Company's press release attached hereto as Exhibit 99.1.

On August 23, 2004, the Company announced the appointment of Wellington Webb to its Board of Directors. Mr. Webb's Board Committee assignments have not been determined at this time. Please see the copy of the Company's press release attached hereto as Exhibit 99.2.





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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                            Cenveo, Inc.
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                                              (Registrant)


                                            By: /s/ Paul Reilly
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                                                Paul Reilly
                                                Chairman and CEO

Date:  August 24, 2004